Exhibit 99.1
Newpark Resources Presentation August 2010

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the instability and effect of the credit and capital markets on the economy in general and the oil and gas industry in particular, the access to the credit markets by both Newpark and Newpark's customers; the outlook for drilling activity in North America and the rest of the world; the impact of the oil spill related to the loss of the Deepwater Horizon and statutory and regulatory responses thereto, including restrictions on drilling in the U.S. Gulf of Mexico; the investigation of certain accounting matters by the Securities and Exchange Commission; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; our ability to comply with our debt covenants; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

Company Overview 3 Specialized provider of: Fluids Systems and Engineering Mats and Integrated Services Environmental Services Customers: Oil and Gas Industry Key geographic markets: North America North Africa Europe Brazil (CHART)

Drilling Fluids - Market Share 4 Our worldwide market share has demonstrated growth over the past decade Market share growth was impacted by downturn in North America in 2009 Growth has come with independents, major international oil companies and national oil companies Source: Spears & Associates - Drilling & Completion Fluids, January 2010 (CHART) 2009 Worldwide Fluids Market $7.2 billion market size Newpark Resources 5.5% Baker Hughes 9.7% Halliburton Corp. 24.6% Others 20% MI-Swaco 40.2% Fluids Market Share 1999 - 2009

Technology 5 Focused on providing customized solutions for E&P operators to improve their drilling economics Off-shore - Deepwater and Shelf Land - Conventional and Unconventional Formations Proprietary and Patented Technology High Performance Water Based Systems High Performance Synthetic Based Systems Traditional and Hybrid Oil Based Systems New water based system, Evolution(tm), used successfully in the Haynesville Improved rate of penetration Reduced operating expense (rig time and waste disposal) First half 2010 revenues of $16 million; expand to Barnett and Fayetteville in Q3/Q4 2010

Customer Revenue Mix Growth with IOC's and NOC's Results of strategic shift started in 2006 Focus on IOC's and NOC's Why? Less competition versus independents Longer investment horizons (stability) Longer term contracts 6 2006 Fluids Systems & Engineering Revenue NOC IOC Other (CHART) 2010 First-Half Fluids Systems & Engineering Revenue

International Revenue Growth/Mix Focused on driving towards a 50/50 ratio of North American revenues to international revenue Why? To provide more stability; balance between natural gas (North America) and oil (International) Longer investment horizons (stability) 7 2006 Fluids Systems & Engineering Revenue US Canada Brazil Europe & Africa (CHART) 2010 First-Half Fluids Systems & Engineering Revenue

Fluids Systems and Engineering Scope of Operations - North America 8 Serves major North America basins; recently expanded to Marcellus and Bakken Shale Approximately 16% share of U.S. markets served in first half 2010, up from 14% in 20091 Growing presence in the emerging Haynesville and Eagle Ford Shale Approximately 20% share of the U.S. shale markets1 (1) Source: Company estimate (CHART)

Fluids Systems and Engineering Expanding Internationally 9 Targeted growth markets Brazil: Petrobras and IOC's Italy, Algeria, Libya and Tunisia New market opportunities: Turkey, Angola, Egypt and the Middle East 2010 First-Half Revenue Mix: 73% North America 27% International Short-term Growth Long-term Growth (CHART)

Penetrating Brazilian Offshore Market 10 2nd largest drilling fluids capacity in Brazil with 8 service locations Customers include Petrobras, XOM, Repsol, Maersk and Alvarado 2010 first-half revenues of $26.3 million, compared to $6.3 million in same period of 2009 Taking steps to improve profitability

Mats and Integrated Services 11 Growth through new markets for mat rentals U.K. Colorado Marcellus New environmental applications drive first-half 2010 growth Use of composite mats to minimize adverse impacts of land drilling Higher asset utilization and 2009 cost structure initiatives helped drive higher margins in 2010 (CHART)

Environmental Services 12 Processes and disposes of E&P waste Non-hazardous oilfield waste Leading market position in U.S. Gulf Coast Uses low pressure injection technology Waste disposed into unique geological structures underground Impacted by Gulf of Mexico Moratorium going forward Gulf coast E&P volumes strong in first half of 2010; second-half activity and spill volumes should decrease (CHART)

(CHART) Q2 2010 Summary Operating performance continues to improve Total revenues of $181 million in Q2 2010, a 13% increase from Q1 2010 EPS of 12¢ in Q2 compared to 9¢ in Q1 Gulf of Mexico $2.7 million of revenue related to spill activities in Q2 7% of consolidated revenue in the first half of 2010 from areas in GOM impacted by moratorium 13 (1) Source: Baker Hughes (1)

Capital Structure 14 Strong balance sheet; debt reduced $3 million in 2010 while activity has increased. No significant near-term debt maturities: $10 million per year, next two years (CHART)

Summary & Market Outlook: 2010 15 Strong performance in all three segments U.S. land market good with uncertainty in the Gulf of Mexico Continued strength will be driven by natural gas prices, storage levels and demand Pricing in fluids is firming up Gulf moratorium expected to reduce Q3 2010 revenues by $7 - $ 9 million and operating income $4 - $5 million International represents further growth opportunities Focus on Brazil's profitability Mediterranean business solid with growth in new, select markets Evaluating new markets for continued growth (CHART)

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Experienced Leadership 21 Paul Howes President & CEO Jim Braun VP & CFO Mark Airola GC & Admin Officer Bill Moss VP Corporate Strategy & Development Interim President Mats & Integrated Services & Environmental Services Bruce Smith President Fluids Systems and Engineering Tom Eisenman President Excalibar Minerals LLC

Management Biographies 22 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies 23 Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. William D. Moss, VP Corporate Strategy & Development; Interim President of Mats & Integrated Services and Environmental Services: Bill joined Newpark in June 2008 as President of Mats and Integrated Services. In June 2009, he became VP Corporate Strategy & Development. Before joining Newpark, Mr. Moss held management positions at BJ Services Company, most recently, since 1997, as Division President of BJ Chemical Services, a provider of production and industrial chemicals, remedial pumping and capillary services to US and international customers. He previously served as Director, Logistics, of BJ Services with responsibility for worldwide logistics organization. From 1988 to 1995 Moss was Vice-President, International Operations of Western Petroleum Services International and prior to that, he spent 10 years in numerous leadership positions at Western Company of North America. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986.